SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2002

                           __________________________

                                COST-U-LESS, INC.
             (Exact name of registrant as specified in its charter)

        WASHINGTON                       0-24543                 91-1615590
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                             8160 - 304th Avenue SE
                              Building 3, Suite A
                           Preston, Washington 98050

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 222-5022

                          ____________________________


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Item 5.  Other Events.

     On October 17, 2002, Cost-U-Less, Inc. (the "Company") announced that its Board of Directors has adopted a program to repurchase from time to time at management's discretion shares of the Company's common stock in the open market or in privately negotiated transactions until December 31, 2002, at prevailing market prices. Repurchases will be made using the Company's own cash resources.

Item 7.  Financial Statements and Exhibits.

   (c)   Exhibits.

        Exhibit No.    Description
        -----------    -----------
        99.1           Press release of Cost-U-Less, Inc. dated October 17, 2002


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Cost-U-Less, Inc.

October 21, 2002                       By:  /s/ J. Jeffrey Meder
                                            ------------------------------------
                                            J. Jeffrey Meder, President


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

                                  EXHIBIT INDEX

        Exhibit No.    Description
        -----------    ---------------------------------------------------------
        99.1           Press release of Cost-U-Less, Inc. dated October 17, 2002


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